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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each of the undersigned directors and officers of TEAM Mucho, Inc. (the "Corporation") whose signature appears below hereby appoints S. Cash Nickerson or Jay R. Strauss, or either of them, as his or her attorney-in-fact to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 29, 2001, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 28, 2002.



         SIGNATURE                       TITLE

  /s/ S. Cash Nickerson          Chairman, Chief Executive Officer and President
-----------------------------
  S. Cash Nickerson



  /s/ Jose Blanco                Chief Financial Officer, Treasurer and Director
-----------------------------
  Jose Blanco



  /s/ Jay R. Strauss             Chief Legal Officer, Vice President, Secretary
-----------------------------    and Director
  Jay R. Strauss



  /s/ Andrew Johnson             Chief Accounting Officer
-----------------------------
  Andrew Johnson



  /s/ Kevin T. Costello          Director
-----------------------------
  Kevin T. Costello



  /s/ Crystal Faulkner           Director
-----------------------------
  Crystal Faulkner



  /s/ Daniel J. Jessee           Director
-----------------------------
  Daniel J. Jessee



  /s/ William W. Johnston        Director
-----------------------------
  William W. Johnston



  /s/ Joseph R. Mancuso          Director
-----------------------------
  Joseph R. Mancuso



  /s/ Robert G. Mccreary, III    Director
-----------------------------
  Robert G. McCreary, III



  /s/ James D. Robbins           Director
-----------------------------
  James D. Robbins



  /s/ Michael H. Thomas          Director
-----------------------------
  Michael H. Thomas